Q1 2026 Financial Results April 30, 2026 Indivior, Powering Recovery, Renewing Hope. Exhibit 99.2

IMPORTANT CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Q1 2026 Results | April 30, 2026 This presentation contains certain statements that are forward-looking. Forward-looking statements include, among other things, express and implied statements regarding: expected acceleration of SUBLOCADE U.S. dispense unit and net revenue growth in 2026; the Company’s financial guidance for 2026, including total net revenue, SUBLOCADE® net revenue, non-GAAP operating expenses, adjusted EBITDA, and cash flow from operations; expected future acceleration in the growth of adjusted EBITDA and cash flow; planned initiatives to accelerate SUBLOCADE growth; our expectation that we can grow and accelerate SUBLOCADE net revenue, generate immediate accretion from profitability and cash flow growth exceeding revenue growth, and leverage strengthened financial profile to acquire next growth drivers; expectations of increased LAI usage; our intention to invest in SUBLOCADE at sustained levels; expected future operating expense savings; potential deployment of capital to create long-term value for shareholders, including potential share repurchases and potential business development opportunities; and other statements containing the words "believe," "anticipate," "plan," "expect," "intend," "estimate," "forecast," “strategy,” “target,” “guidance,” “outlook,” “potential,” "project," "priority," "may," "will," "should," "would," "could," "can," the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future. Actual results may differ materially from those expressed or implied in these forward-looking statements due to a number of factors, including: lower than expected future sales of our products; greater than expected impacts from competition; unanticipated costs including the effects of potential tariffs and potential retaliatory tariffs; whether we are able to identify efficiencies and fund additional investments that we expect to generate increased revenue, and the timing of such actions; market acceptance of long-acting injectables; cash available for share repurchases in the future, and the market price of our common stock in the future; our ability to identify accretive investment opportunities, to negotiate with third parties to acquire such assets, and our ability to efficiently manage such assets and execute upon opportunities; and the results of pending and future clinical trials, and the decisions of relevant regulators. For additional information about some of the risks and important factors that could affect our future results and financial condition, see "Risk Factors" in our Annual Report on Form 10-K filed February 26, 2026, and in our other filings with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date that they are made and should be regarded solely as our current plans, estimates and beliefs. Except as required by law, we do not undertake and specifically decline any obligation to update, republish or revise forward-looking statements to reflect future events or circumstances or to reflect the occurrences of unanticipated events.

Joe Ciaffoni Chief Executive Officer

CALL AGENDA

Execution Against the Indivior Action Agenda	Joe Ciaffoni, CEO
SUBLOCADE® Commercial Update	Patrick Barry, CCO
Pipeline Update	Christian Heidbreder, CSO
Q1 2026 Performance & FY 2026 Guidance	Ryan Preblick, CFO
Conclusion	Joe Ciaffoni, CEO
Q&A	All participants

INDIVIOR
Q1 2026 RESULTS | APRIL 30, 2026 4

Q1 2026 BUSINESS PERFORMANCE HIGHLIGHTS SUBLOCADE Net Revenue Total Net Revenue Adjusted EBITDA1 Executing Capital Deployment Strategy Increased financial flexibility and improved debt terms with issuance of $500m convertible senior notes Opportunistically returned value to shareholders through $125m of share repurchases; $275m remaining under current $400m authorization Raising Full-Year 2026 Financial Guidance +32% +19% +112% Adjusted EBITDA margin2 1. Adjusted EBITDA is a non-GAAP financial measure. Net income for Q1 2026 and Q1 2025 was $89m and $47m, respectively. See Appendix for the reconciliation to the most comparable GAAP measure. 2. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Total Net Revenue. Q1 2026 Results | April 30, 2026

THE INDIVIOR ACTION AGENDA I II III Grow U.S. SUBLOCADE net revenue Simplify the organization and establish “go-forward” operating model Determine actions and investments necessary to expand LAI penetration in U.S. BMAT category to accelerate U.S. SUBLOCADE net revenue Accelerate U.S. SUBLOCADE dispense unit and net revenue throughout 2026 Immediately accelerate adjusted EBITDA and cash flow at a faster rate  Phase II – Accelerate (Began Jan. 2026) Leverage strengthened financial profile to acquire next growth drivers Phase III – Breakout (H2’26 – Beyond) Phase I – Generate Momentum (Completed) LAI: long-acting injectable. BMAT: buprenorphine medication assisted treatment. Q1 2026 Results | April 30, 2026

ENTERED PHASE II – ACCELERATE – ON JANUARY 1, 2026

Accelerate U.S. SUBLOCADE

Expect **mid-teens** dispense unit growth in 2026 from **7%** in 2025



Total SUBLOCADE Net Revenue
+13%
$856m
$970m[1]
2025
2026E

Immediately Accelerate Adjusted EBITDA and Cash Generation at a Faster Rate than Net Revenue

Non-GAAP operating expenses **will not exceed $450m**; **~$340m** in cash flow from operations expected in 2026[2]



Adjusted EBITDA[3]
+50%
$428m
$640m[1]
35%
51%
2025
2026E
Adjusted EBITDA margin[4]

On Track to Enter Phase III – Breakout – in H2 2026

INDIVIOR

1. Based on financial guidance ranges provided by Indivior in its press release on Form 8-K filed with the SEC on April 30, 2026. 2. Excludes cash flows from investing and financing activities. 3. Adjusted EBITDA is a non-GAAP financial measure. Net income for 2025 was $210m. See non-GAAP Financial Measures in the Appendix for reconciliation to the most comparable GAAP measures. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See Appendix for details. 4. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Total Net Revenue.

Q1 2026 RESULTS | APRIL 30, 2026 7

Patrick Barry Chief Commercial Officer

Q1 2026 U.S. SUBLOCADE PERFORMANCE*

TTM SUBLOCADE Patients[1]


+12%
YoY
+6%
QoQ
170,700
181,300
191,600
Q1'25
Q4'25
Q1'26

Strong SUBLOCADE Dispense Growth[2]


+20%
YoY
+1%
QoQ
151,900
181,100
182,600
Q1'25
Q4'25
Q1'26

Growing SUBLOCADE Prescriber Base[3]


+19%
YoY
+3%
QoQ
7,800
9,100
9,300
Q1'25
Q4'25
Q1'26

HCPs with 5+ SUBLOCADE Patients[3]


+20%
YoY
+3%
QoQ
3,100
3,600
3,700
Q1'25
Q4'25
Q1'26

>500K

U.S. patients prescribed SUBLOCADE since launch

+29%

Growth in new patient starts in Q1'26 vs. Q1'25

76%

SUBLOCADE share of U.S. LAI category

INDIVIOR

[1] Trailing twelve months (TTM) estimated patients in treatment (Indivior analytics). [2] Total number of dispenses (new and refill) within the quarter (Indivior analytics). [3] Active count of prescribing HCPs excluding delisted and Specialty HCPs (Indivior analytics).
*Some percentages may not foot due to rounding.

Q1 2026 RESULTS | APRIL 30, 2026 9

PROGRESS ON SUSTAINED INITIATIVES TO ACCELERATE SUBLOCADE

Improving Commercial Execution

- **9%** of new patients receiving accelerated second dose exiting Q1'26
- **23%** of active HCPs have begun prescribing an accelerated second dose
- **5** executed agreements with specialty pharmacy partners that are expected to improve commercial dispense yields

Expanding Patient Awareness and Engagement

- **DTC Campaign** ("Move Forward in Recovery") driving sustained high-quality patient engagement
- **1,200+** CRM enrollments per month in Q1'26
- **30,000+** people utilized the FASTP[1] physician locator in Q1'26

Unlocking Access Through Policy Leadership

- **Advancing** state and federal policies that support durable access to increase long-term adoption of LAIs
- **Activating** advocates to accelerate access, reduce system barriers and increase awareness

1. FASTP = Find A SUBLOCADE Treatment Provider

INDIVIOR

Q1 2026 RESULTS | APRIL 30, 2026 10

Christian Heidbreder Chief Scientific Officer

INDV-6001 Buprenorphine Caproate Pipeline update

Q1 2026 Results | April 30, 2026 FRAMEWORK FOR INDV-6001 “NO GO” DECISION TO COMMIT TO CLINICAL PHASE 3 Delivered key Phase 2 scientific objectives, including a supportive safety profile, predictable pharmacokinetics, and constructive FDA engagement. Demonstrated the potential for extended dosing intervals, including evaluation of dosing up to three months. Portfolio review highlighted a higher bar for competitiveness versus the established benchmark in long-acting injectable buprenorphine. Further assessment identified challenges related to induction complexity, manufacturing scalability, Phase 3 execution under Schedule II controls, limited payer and prescriber differentiation, and constrained pricing and reimbursement dynamics. Decision reflects disciplined capital allocation and portfolio prioritization, not the quality of the science or team execution.

INDV-2000 Rocavorexant Pipeline update

Q1 2026 Results | April 30, 2026 INDV-2000: TOP-LINE DATA PHASE 2 CLINICAL PROOF-OF-CONCEPT Phase 2 proof-of-concept study did not meet the pre-specified primary endpoint of no treatment failure* at Week 12 across the full dose range versus placebo. Interpretation of the overall dose-response was affected by underperformance at 400 mg and a higher-than-anticipated placebo response. Prospectively planned sensitivity analyses and supportive mechanistic findings identified a coherent efficacy signal at 200 mg. Supportive findings included directional effects on abstinence-related measures, exploratory anxiety outcomes, fMRI evidence consistent with modulation of relapse-related neural circuitry, and a favorable safety and tolerability profile. The asset is being positioned as a business development opportunity while additional analyses continue to strengthen the package. Strategic path: External business development opportunity Current readout: Lead dose identified at 200 mg Mechanistic evidence supports target engagement Internal development risk remains too high Additional analyses underway to enhance asset package * Defined as: (1) no positive opioid use for four consecutive weeks while on study treatment alone after buprenorphine taper; (2) no supplemental study treatment rescue for at least four consecutive days to manage withdrawal symptoms while on study treatment alone; and (3) no premature study treatment discontinuation.

Ryan Preblick Chief Financial Officer

Q1 2026 FINANCIAL HIGHLIGHTS

OPERATING RESULTS:

$ mil	Q1 2026	Q1 2025	Δ
Total Net Revenue (NR):	**317**	**266**	**19%**
Total SUBLOCADE NR:	232	176	32%
Gross Profit:	**277**	**221**	**25%**
Gross Margin	87%	83%	+400 bps
Non-GAAP Gross Profit:	**278**	**221**	**26%**
Non-GAAP Gross Margin[1]	88%	83%	+500 bps
Operating Expenses:	**(139)**	**(156)**	**(10)%**
Non-GAAP Operating Expenses[1]:	**(116)**	**(147)**	**(21)%**
Non-GAAP Selling, General and Administrative[2]	(108)	(124)	(14)%
Non-GAAP Research and Development[2]	(9)	(22)	(61)%
Net Income	**89**	**47**	**88%**
Non-GAAP Net Income[1]	123	56	119%
Adjusted EBITDA[3]	**164**	**78**	**112%**
Adj. EBITDA Margin[3]	52%	29%	+2300 bps

KEY TAKEAWAYS:

Total Net Revenue (+19% vs. Q1'25) was primarily driven by strong SUBLOCADE net revenue growth in the U.S. (+33% YoY)

SUBLOCADE Net Revenue (+32% vs. Q1'25) primarily driven by dispense unit growth (20% YoY) in the U.S.

U.S. SUBOXONE Film Net Revenue benefited from continued generic price stability in the U.S.

Total Non-GAAP Operating Expenses[1] (-21% vs. Q1'25) primarily reflecting simplification actions executed as part of Phase I of the Indivior Action Agenda – Generate Momentum

Adjusted EBITDA[1] (+112% vs. Q1'25) reflecting improvement in adjusted EBITDA margin (23 percentage points)

Columns and rows may not foot due to rounding. [1]See non-GAAP Financial Measures in the Appendix for reconciliation. [2]GAAP Selling, General and Administrative Expenses were $124m in Q1 2026 and $133m in Q1 2025, and GAAP Research and Development expenses were $16m in Q1 2026 and $22m in Q1 2025. The Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of this non-GAAP guidance metric to its corresponding GAAP equivalent is not available without unreasonable effort. [3]Adjusted EBITDA is a non-GAAP financial measure. See Appendix for the reconciliation to the most comparable GAAP measure. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Total Net Revenue.

INDIVIOR
Q1 2026 RESULTS | APRIL 30, 2026 17

1. As of April 30, 2026, before exceptional items and assuming no material change in key FX rates vs. FY 2025 average rates. Financial data provided by Indivior in its press release on Form 8-K filed with the SEC on April 30, 2026. 2. Represents the midpoint of 2026 guidance ranges compared to 2025 actuals. 3. For non-GAAP guidance items, the Company has relied upon the exception in item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliations, as the reconciliations of these non-GAAP guidance metrics to their corresponding GAAP equivalents are not available without unreasonable effort; See Appendix for details. Q1 2026 Results | April 30, 2026 RAISING 2026 FINANCIAL GUIDANCE Previous Guidance (2/26/2026) Updated Guidance1 (4/30/2026) YoY Change2 Total Net Revenue $1,125m - $1,195m $1,215m - $1,285m +1% SUBLOCADE Net Revenue $905m - $945m $950m - $990m +13% Non-GAAP Operating Expenses3 $430m - $450m $430m - $450m -29% Adjusted EBITDA3 $535m - $575m $620m - $660m +50%

2026 CAPITAL DEPLOYMENT STRATEGY $201m in cash and investments as of 3/31/26 ~$340m in cash flow from operations expected in 20261 0.8x forward leverage ratio2 DEBT MANAGEMENT Completed offering of $500m convertible senior notes due in 2031; proceeds used to repay $333m term loan SHARE REPURCHASES Repurchased ~4m shares at an average price of $31.45 for total of $125m; $275m remaining on share repurchase program authorized through mid-2027 BUSINESS DEVELOPMENT Earning our way to Phase III of Indivior Action Agenda – Breakout – to acquire next commercial stage growth drivers Q1 2026 Results | April 30, 2026 1. Excludes cash flows from investing and financing activities. 2. Defined as outstanding debt as of March 31, 2026, of $500m, divided by mid-point of FY 2026 Adjusted EBITDA Guidance of $640m.

Concluding Remarks

CLEAR FOCUS ON EXECUTING INDIVIOR ACTION AGENDA AND DELIVERING ON COMMITMENTS Deliver on 2026 financial guidance Strategically deploy capital to create long-term value for shareholders Execute on Phase II – Accelerate – of the Indivior Action Agenda Q1 2026 Results | April 30, 2026

Q&A

Appendix

NON-GAAP GROSS PROFIT RECONCILIATION Q1 2026 Results | April 30, 2026 Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP gross profit $277 $221 Manufacturing transition 1 — Adjustments in cost of sales 2 — Non-GAAP Gross Profit $278 $221

NON-GAAP OPERATING EXPENSES RECONCILIATION Q1 2026 Results | April 30, 2026 Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP operating expenses $139 $156 Share-based compensation 9 6 Corporate initiative transition1 14 1 Litigation settlement expense — 1 Less: Adjustments in operating expenses 23 9 Non-GAAP operating expenses $116 $147 1Includes legal and consulting costs, impairment related to planned facility closures and expenses related to severance.

NON-GAAP SG&A RECONCILIATION Columns may not foot due to rounding. Q1 2026 Results | April 30, 2026 Three Months Ended March 31, 2026 2025 GAAP selling, general and administrative expenses $124 $133 Share-based compensation 9 6 Corporate initiative transition1 7 1 Litigation settlement expenses — 1 Less: Adjustments in selling, general and administrative expenses 16 9 Non-GAAP selling, general and administrative expenses $108 $124 1Primarily includes legal, consulting and severance-related costs.

NON-GAAP RESEARCH & DEVELOPMENT RECONCILIATION Q1 2026 Results | April 30, 2026 Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP research and development expenses $16 $22 Corporate initiative transition 7 — Less: Adjustments in research and development expenses 7 — Non-GAAP research and development expenses $9 $22

NON-GAAP NET INCOME RECONCILIATIONS Q1 2026 Results | April 30, 2026 Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 GAAP net income $89 $47 Adjustments in cost of sales 2 — Adjustments in operating expenses 23 9 Loss on debt extinguishment 18 — Adjustments in tax expenses (9) — Non-GAAP net income $123 $56 Shares used in computing diluted non-GAAP earnings per share 129 125 Non-GAAP diluted earnings per share $0.96 $0.45 Non-GAAP diluted earnings per share Management believes that non-GAAP diluted earnings per share, adjusted for the impact of non-recurring items and other adjustments after the appropriate tax amount, may provide meaningful information on underlying trends to shareholders in respect of earnings per ordinary share. Weighted average shares used in computing non-GAAP diluted earnings per share are included in the table above. A reconciliation of GAAP net income to non-GAAP net income is included above.

ADJUSTED EBITDA RECONCILIATIONS Q1 2026 Results | April 30, 2026 Adjusted EBITDA: Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net income adjusted to exclude interest expense, interest income, income tax expense or benefit, depreciation and amortization, as well as share-based compensation and other adjustments reflecting changes in our business that do not represent ongoing operations. Adjusted EBITDA, as used by us, may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Columns may not foot due to rounding. Three Months Ended March 31, 2026 2025 Net income $89 $47 Interest (income) (3) (4) Interest expense 7 12 Income tax (benefit) expense 26 11 Depreciation and amortization 2 3 Share-based compensation expense 9 6 Corporate initiative transition 14 1 Manufacturing transition 1 — Loss on debt extinguishment 18 — Litigation settlement expense — 1 Adjusted EBITDA $164 $78

SUBLOCADE® (buprenorphine extended-release) injection, for subcutaneous use (CIII) INDICATION SUBLOCADE is indicated for the treatment of moderate to severe opioid use disorder in patients who have initiated treatment with a single dose of a transmucosal buprenorphine product or who are already being treated with buprenorphine. SUBLOCADE should be used as part of a complete treatment plan that includes counseling and psychosocial support. HIGHLIGHTED SAFETY INFORMATION WARNING: RISK OF SERIOUS HARM OR DEATH WITH INTRAVENOUS ADMINISTRATION; SUBLOCADE RISK EVALUATION AND MITIGATION STRATEGY See full prescribing information for complete boxed warning. Serious harm or death could result if administered intravenously. SUBLOCADE is only available through a restricted program called the SUBLOCADE REMS Program. Healthcare settings and pharmacies that order and dispense SUBLOCADE must be certified in this program and comply with the REMS requirements.    CONTRAINDICATIONS Hypersensitivity to buprenorphine or any other ingredients in SUBLOCADE. WARNINGS AND PRECAUTIONS Addiction, Abuse, and Misuse: SUBLOCADE contains buprenorphine, a Schedule III controlled substance that can be abused in a manner similar to other opioids. Monitor patients for conditions indicative of diversion or progression of opioid dependence and addictive behaviors.   Respiratory Depression: Life threatening respiratory depression and death have occurred in association with buprenorphine. Warn patients of the potential danger of self-administration of benzodiazepines or other CNS depressants while under treatment with SUBLOCADE. Risk of Serious Injection Site Reactions: Likelihood of may increase with inadvertent intramuscular or intradermal administration. Evaluate and treat as appropriate. The most common injection site reactions are pain, erythema and pruritus with some involving abscess, ulceration and necrosis.   Neonatal Opioid Withdrawal Syndrome: Neonatal opioid withdrawal syndrome (NOWS) is an expected and treatable outcome of prolonged use of opioids during pregnancy.   Adrenal Insufficiency: If diagnosed, treat with physiologic replacement of corticosteroids, and wean patient off the opioid.   Risk of Opioid Withdrawal With Abrupt Discontinuation: If treatment with SUBLOCADE is discontinued, monitor patients for several months for withdrawal and treat appropriately.   Risk of Hepatitis, Hepatic Events: Monitor liver function tests prior to and during treatment.   Risk of Withdrawal in Patients Dependent on Full Agonist Opioids: Verify that patients have tolerated transmucosal buprenorphine before injecting SUBLOCADE.   Treatment of Emergent Acute Pain: Treat pain with a non-opioid analgesic whenever possible. If opioid therapy is required, monitor patients closely because higher doses may be required for analgesic effect.   ADVERSE REACTIONS Adverse reactions commonly associated with SUBLOCADE (in ≥5% of subjects) were constipation, headache, nausea, injection site pruritus, vomiting, increased hepatic enzymes, fatigue, and injection site pain.   For more information about SUBLOCADE, the full Prescribing Information including BOXED WARNING, and Medication Guide, visit www.sublocade.com. Q1 2026 Results | April 30, 2026